SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                       -------------------------


                               FORM 8-K


                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


                           February 27, 1996
                   ---------------------------------
                   (Date of earliest event reported)


                           OLIN CORPORATION
        ------------------------------------------------------
        (Exact name or registrant as specified in its charter)



    Virginia                    1-1070                   13-1872319
  --------------             ------------            ----------------
 (State or other              (Commission            (I.R.S. Employer
 jurisdiction or                 File                 Identification
  organization)                 Number)                   Number)



                   501 Merrit 7
               Norwalk, Connecticut                      06851
      --------------------------------------           ----------
     (Address of principal executive offices)          (Zip Code)




                            (203) 750-3000
         ----------------------------------------------------
         (Registrant's telephone number, including area code)




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Item 5.    Other Events

          On January 25, 1996, the Board of Directors of Olin

Corporation (the "Company") approved a shareholder rights plan (the

"Rights Plan") which is to take effect at the close of business on

February 27, 1996, at which time the Company's shareholder rights plan currently in effect (the "1986 Plan") will expire. The 1986 Plan has been in effect since February 27, 1986.

          The following description of the Rights Plan is qualified in its entirety by reference to the Rights Agreement dated as of February

27, 1996, filed as Exhibit 99 hereto.

          The Rights Plan will be implemented by the issuance of one nonvoting Preferred Stock Purchase Right (a "Right") for each share of

Common Stock, par value $1 per share, of the Company outstanding at the close of business on February 27, 1996, or issued thereafter until the Rights become exercisable. Each Right will entitle the holder in certain events to purchase one-thousandth (1/1000) of a share of

Series A Participating Preferred Stock, without par value (the

"Preferred Stock"), of the Company, at an initial exercise price of

$240. Each thousandth of a share of Preferred Stock is entitled to vote and to participate in



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dividends and other distributions on an equivalent basis

with one whole share of Common Stock.

          Initially, the Rights will be attached to the Common Stock and will not be exercisable. The Rights will become exercisable and separately transferable if any person or group becomes an "Acquiring

Person" by acquiring more than 15% of the outstanding Common Stock or,

if a tender offer for more than 15% of the outstanding Common Stock is announced or commenced. If any person becomes an Acquiring Person, the

Rights will entitle all holders, other than the Acquiring Person, to purchase the Preferred Stock at a substantial discount to its market value. In addition, if a merger occurs with an Acquiring Person,

holders of Rights (other than the Acquiring Person) will be able to purchase shares of the Acquiring Person at a substantial discount.

          The Rights are redeemable by the Board of Directors of the

Company at a redemption price of $.01 per Right any time prior to the earlier of (a) such time as there shall be an Acquiring Person and (b)

the expiration date of the Rights. The Rights will expire on the tenth anniversary of the effective date of the Rights Agreement, unless earlier redeemed.



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Item 7.    Financial Statements

     c.    Exhibits

           99   Rights Agreement dated as of February 27,
           1996.





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                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          OLIN CORPORATION


                                          by /s/ Johnnie M. Jackson, Jr.
                                            -----------------------------
                                            Name:  Johnnie M. Jackson, Jr.
                                            Title: Vice President, General
                                                   Counsel and Secretary



Date: February 21, 1996





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                             Exhibit Index



    Exhibit No.                   Exhibit                          Page No.
    -----------                   -------                          --------

         99                Rights Agreement dated as of
                           February 27, 1996 (incorporated
                           herein by reference to Exhibits
                           1, 2 and 3 of Form 8-A of the
                           Company filed with the
                           Securities and Exchange
                           Commission the date hereof).



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